                                  Exhibit 10.6

 Escrow Agreement between Pacific Corporate Trust Company, Cool Entertainment,
    Inc. (Washington), Chelsea Pacific Financial Corp., Entertainment, Inc. (Colorado), Clement Kar Man Lau, William James Hadcock, Leonard Wayne Voth, and
             Marc Gregory Belcourt dated March 1, 1999, as amended

--------------------------------------------------------------------------------
ESCROW AGREEMENT
--------------------------------------------------------------------------------

THIS AGREEMENT dated for reference March 1, 1999, is made

BETWEEN

                  PACIFIC CORPORATE TRUST COMPANY, of Suite 830, 625 Howe Street, Vancouver, British Columbia, V6C 3B8

                                                           (the "Escrow Agent");

AND

                  COOL ENTERTAINMENT, INC., a corporation incorporated according to the laws of the State of Washington, with a registered address at Suite 2400, 1601 Fifth Avenue, Seattle, Washington, 98101-1618

                                                                       ("Cool");

and

                  CHELSEA PACIFIC FINANCIAL CORP., of 1738 - 609 Granville Street, Vancouver, British Columbia, V7Y 1C5

                                                                     ("Chelsea")

AND

                  COOL ENTERTAINMENT, INC., a corporation incorporated according to the laws of the State of Colorado, with a business address at Suite 1738, 609 Granville Street, Vancouver, British Columbia, V7Y 1G5

                                                            (the "U.S. Company")

and

                  CLEMENT KAR MAN LAU, of 5484 Rugby Avenue, Burnaby, British Columbia, V5E 1G5; WILLIAM JAMES HADCOCK, of Suite 1301, 238 Alvin Narod Mews, Vancouver, British Columbia, V6B 5Z3; LEONARD WAYNE VOTH, of 4422 Stone Crescent, West Vancouver, British Columbia, V7W 1B7; and MARC GREGORY BELCOURT, of 9139 Carver Crescent, North Delta, British Columbia, V4C 6N1

                                                   (collectively, "the Vendors")

WHEREAS:

A. The Vendors and Chelsea are party to an agreement regarding the sale of the issued and outstanding shares of Cool dated December 8, 1998, as amended by an agreement dated January 20, 1999 between the Vendors, Chelsea and the U.S. Company and amended and restated by an agreement (the "Purchase Agreement") dated February 25, 1999 between the Vendors, Chelsea, the U.S. Company and Cool;

B. Pursuant to the Purchase Agreement, the Vendors have agreed to sell all of the issued and outstanding shares of Cool (the "Cool Shares") to the U.S. Company, in consideration of the issuance by the U.S. Company to the Vendors of shares in the capital stock of the U.S. Company representing 65% of the issued and outstanding share capital of the U.S. Company, after giving effect to such issuance (the "U.S. Shares");

C. Pursuant to the Purchase Agreement, Cool Management Inc. ("Cool Management") has entered into a management agreement with Cool Entertainment dated effective the date hereof (the "Management Agreement"), and each of the Vendors have entered into employment or consulting agreements with Cool Management (collectively, the "Employment Agreements"), dated effective the date hereof;

D. Pursuant to the Purchase Agreement, the Vendors have agreed to place the 75% of the U.S. Shares (the "Escrowed Shares") in escrow according to the terms hereof;

E. The Escrow Agent has agreed to act as escrow agent in respect of the Escrowed Shares according to the terms hereof;

NOW THEREFORE in consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties agree as follows:

1.             INTERPRETATION

In this Agreement:

          (a)  "Business Plan" has the meaning defined in the Purchase
               Agreement;

          (b)  "Closing" has the meaning defined in Section 2 hereof;

          (c)  "Cool Shares" has the meaning defined in Recital "B" hereof;

          (d) "Development Umpire" has the meaning defined in Section 7.4 hereof;

          (e)  "Escrowed Shares" has the meaning defined in Recital "D" hereof;

          (f) "Management Agreement" has the meaning defined in Recital "C" hereof;

          (g) "Non-Escrowed Shares" has the meaning defined in Subsection 2.1 hereof;

          (h) "Purchase Agreement" has the meaning defined in Recital "A" hereof; and

          (i)  "U.S. Shares" has the meaning defined in Recital "B" hereof.

2.       VENDORS TO DELIVER CERTIFICATES

   2.1 The U.S. Company agrees with the Vendors to issue certificates representing:

          (a) 25% of the U.S. Shares to the Vendors (the "Non-Escrowed Shares"), registered in the names of the Vendors; and

          (b) the Escrowed Shares to the Vendors, registered in the names of the Vendors;

         on the closing of the purchase and sale of the Cool Shares pursuant to the Purchase Agreement (the "Closing").

   2.2 the U.S. Company agrees with the Vendors and Chelsea to deliver the certificates representing the Escrowed Shares to the Escrow Agent forthwith upon the Closing, to be held according to the terms hereof.

3.       PLACEMENT OF SHARES IN ESCROW BY VENDORS

The Vendors hereby place the Escrowed Shares in escrow with the Escrow Agent according to the terms hereof.

4.       VOTING OF SHARES IN ESCROW

The Vendors may exercise all voting rights attached to the Escrowed Shares, provided that the Vendors agree with Chelsea that they shall not propose any consolidation of the share capital of the U.S. Company while any of the Escrowed Shares are subject to escrow hereunder without the consent of Chelsea. The foregoing proviso shall not apply to any consolidation proposed by any shareholder other than the Vendors. However, the Vendors shall vote against any such resolution unless Chelsea grants its prior written consent to the Vendors voting in favour of such a resolution.

5.       NO WAIVER OF SHAREHOLDERS' RIGHTS

The Vendors waive no rights attached to the Escrowed Shares, except the right to sell, assign or otherwise transfer the Escrowed Shares or any interest in the Escrowed Shares. For the sake of clarity, such waiver does not apply to any of the Escrowed Shares which are released from escrow.

6.       TRANSFER WITHIN ESCROW

The Vendors will not sell, deal in, assign, transfer in any manner whatsoever or agree to sell, deal in, assign or transfer in any manner whatsoever, any of the Escrowed Shares which are subject to escrow hereunder or beneficial ownership of or any interest in them. The Escrow Agent shall not accept or acknowledge any transfer, assignment, declaration of trust or any other documents evidencing a change in legal or beneficial ownership of any of the Escrowed Shares subject to escrow hereunder, or of any interest in such Escrowed Shares, subject to the terms of this Agreement.

7.        FINANCING OF COOL, DEVELOPMENT OF COOL'S BUSINESS AND RELEASE
          FROM ESCROW

7.1 Chelsea agrees with Cool, the U.S. Company and the Vendors that, following the Closing, it shall use its best efforts to arrange financing for the U.S. Company in the following amounts, by the following times:

          (a) on or before that day (the "First Financing Date") which falls 120 days from the Closing, financing resulting in proceeds of U.S. $500,000, net to the treasury of the U.S. Company of commissions, charges and expenses (the "First Financing Milestone");

          (b) on or before that day (the "Second Financing Date") which falls 180 day from Closing, financing resulting in further proceeds of U.S. $500,000 net to the treasury of the U.S. Company of commissions, charges and expenses (the "Second Financing Milestone");

          (c) on or before that day (the "Third Financing Date") which falls 270 day from Closing, financing resulting in further proceeds of U.S. $500,000 net to the treasury of the U.S. Company of commissions, charges and expenses (the "Third Financing Milestone"); and

          (d) on or before that day (the "Fourth Financing Date") which falls one year from Closing, financing resulting in further proceeds of U.S. $500,000 net to the treasury of the U.S. Company of commissions, charges and expenses (the "Fourth Financing Milestone").

7.2 In respect of each financing referred to in Section 7.1 hereof, the U.S. Company agrees to pay a commission to Chelsea in an amount to be agreed, but in any event within the guidelines set forth in Section 17.2.8 of the Vancouver Stock Exchange's Corporate Finance Policy and Procedure Manual.

7.3 Following the Closing, receipt by the U.S. Company of funds pursuant to the First Financing Milestone and such funds having been made available by the U.S. Company to Cool,

Cool will certify to the Escrow Agent that it has received US $500,000 pursuant to the First Financing Milestone, and Cool will use its best efforts to develop the website referred to in Cool's Business Plan (the "Website"), and Cool's intended business of internet distribution of audio and video products, according to the following schedule:

          (a) by that day (the "First Release Date") which falls 90 days from the day Chelsea meets the First Financing Milestone, receipt of funds by the U.S. Company pursuant to such milestone, such funds having been made available by the U.S. Company to Cool, and the foregoing certification having been provided to the Escrow Agent, to develop the Website such that it is technically capable of providing media content through online transactions (the "First Development Milestone");

          (b) by that day (the "Second Release Date") which falls 90 days from the day Chelsea has met the Second and Third Financing Milestones, receipt of funds by the U.S. Company pursuant to such milestones, and such funds having been made available by the U.S. Company to Cool, to enter into agreements relating to distribution of audio and video products through the Website (the "Second Development Milestone"); and

          (c) by that day (the "Third Release Date") which falls 90 days from the day Chelsea meets the Fourth Financing Milestone, receipt of funds by the U.S. Company pursuant to such milestones, and such funds having been made available by the U.S. Company to Cool, to fully develop the Website with the following features:

                  1.  on-line magazines;

                  2.  on-line chat rooms;

                  3.  email services; and

                  4.  on-line games.

7.4 The Escrow Agent will release the Escrowed Shares from escrow hereunder to the Vendors pro-rata on the following terms:

          (a) 33.33 % of the Escrowed Shares (the "First Escrow Tranche") shall be released from escrow on the First Release Date if Peter Koo, or if Mr. Koo is unable or unwilling to act, Anthony Leung, of Deloitte & Touche's technical group in Vancouver (the "Development Umpire") certifies to the Escrow Agent that Cool has met the First Development Milestone;

          (b) If, on the First Release Date, Chelsea has met the First Financing Milestone, but Cool has not met the First Development Milestone, then the First Escrow Tranche shall be released to the Vendors on the day following the First Release Date when the Development Umpire certifies to the Escrow Agent that Cool has met the First Development Milestone;

          (c) Chelsea, the U.S. Company and Cool agree with the Vendors that if Chelsea does not meet the First Financing Milestone by the First Financing Date, then :

                 (i) all intellectual property created by Cool Management, the Vendors and the Escrow Agent for Cool and the U.S. Company as at the First Financing Date shall automatically, without further action, conclusively be deemed to have been transferred by the U.S. Company and Cool to the Vendors for good and valuable consideration, and Cool and the U.S. Company will execute all documents and co-operate fully with the Vendors with respect to any filings which are necessary to transfer such intellectual property to the Vendors;

                (ii) the Management Agreement and the Employment Agreements shall automatically, without further action, conclusively be deemed to have terminated;

               (iii) the Vendors shall forthwith return to the U.S. Company the certificates representing the Non-Escrowed Shares for cancellation;

                (iv) the U.S. Company shall forthwith return the Cool Shares to the Vendors, free of any liens, charges or other encumbrances whatsoever;

                 (v) the Escrow Agent shall return the certificates representing the Escrowed Shares to the U.S.. Company for cancellation; and

                (vi)    this Agreement shall terminate.

          (d) a further 33.33% of the Escrowed Shares (the "Second Escrow Tranche") shall be released from escrow on the Second Release Date if Cool certifies to the Escrow Agent that it has received US $1,000,000 pursuant to the Second and Third Financing Milestones and the Development Umpire certifies to the Escrow Agent that Cool has met the Second Development Milestone;

          (e) if, on the Second Release Date, Chelsea has met the Second and Third Financing Milestones, but Cool has not met the Second Development Milestone, then the Second Escrow Tranche shall be released from Escrow to the Vendors on the day following the Second Release Date when Cool certifies to the Escrow Agent that it has received US $1,000,000 pursuant to the Second and Third Financing Milestones and the Development Umpire certifies to the Escrow Agent that Cool has met the Second Development Milestone;

          (f) the balance of the Escrowed Shares (the "Third Escrow Tranche") shall be released from escrow on the Third Release Date if Cool certifies to the Escrow Agent that it has received US $500,000 pursuant to the Fourth Financing Milestone and the Development Umpire certifies to the Escrow Agent that Cool has met the Third Development Milestone;

          (g) If, on the Third Release Date, Chelsea has met the Fourth Financing Milestone, but Cool has not met the Third Development Milestone, then the Third Escrow Tranche shall be released to the Vendors on the day following the Third Release Date when Cool certifies to the Escrow Agent that it has received US $500,000 pursuant to the Fourth Financing Milestone and the Development Umpire certifies to the Escrow Agent that Cool has met the Third Development Milestone;

          (h) if on the Second, Third or Fourth Financing Dates, Chelsea has not met the Second, Third or Fourth Financing Milestone, then Chelsea agrees with the Vendors that in any such case the Vendors shall have the right to provide notice to Chelsea that proceeds of financing in the amounts provided in the unmet Milestone must be received by the U.S. Company that day which falls 60 days from the Second, Third or Fourth Financing Date, respectively. If proceeds of financing in such amount is not received by such date, then:

                 (i) the Vendors shall have the right to terminate Chelsea's right of first refusal in respect of the U.S. Company provided in Section 7 of the Purchase Agreement; and

                (ii) the Vendors shall have the right to continue to earn the U.S. Shares out of escrow by providing certification to the Escrow Agent that Cool has met the Second, Third and Fourth Development Milestones, as the case may be; and

7.5 The decision of the Development Umpire as to whether Cool has met a Development Milestone shall be final and binding upon the parties, and there shall be no appeal therefrom.

7.6 Upon the receipt of written request, the Escrow Agent shall give to any Vendor a letter or receipt stating the number of Escrowed Shares represented by certificates held for such Vendor by the Escrow Agent subject to the terms hereof, but such letter or receipt shall not be assignable.

8.             NO SURRENDER FOR CANCELLATION

The Vendors shall not be required to surrender the Escrowed Shares for cancellation under any circumstances except those set out herein.

9.             AMENDMENT OF AGREEMENT

This Agreement may be amended only by a written agreement among the parties.

10.            ESCROW AGENT

10.1 The Escrow Agent is not a party to, and is not bound by, any provisions which may be evidenced by, or arise out of, any agreement other than as herein set forth.

10.2 The Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any instrument deposited with it, or for the form of execution of such instrument, or for the identity or authority or right of any person or party executing it. The Escrow Agent is entitled to rely exclusively upon the determination of the Development Umpire as to whether or not a Development Milestone has been met.

10.3 The Escrow Agent shall not be required to take notice of any default or to take any action with respect to such default involving any expense or liability, unless notice in writing of such default is formally given to The Manager, Corporate Trust Department of the Escrow Agent and unless it is indemnified, in a manner satisfactory to it, against such expense or liability.

10.4 The Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, receipt or other paper or document apparently signed by the proper person or party.

10.5 The Escrow Agent may seek the advice of legal counsel in the event of any question or dispute as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such legal counsel.

10.6 The Escrow Agent shall not be answerable for the default or misconduct of any agent or legal counsel employed or appointed, at its discretion, by it if such agent or legal counsel shall have been selected with reasonable care.

10.7 The Escrow Agent shall not be liable for any error of judgment, or for any act done or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or omit from doing in connection herewith, except its own fraud or negligence.

10.8 In the event of any disagreement between any of the parties to this Agreement, or between them or any of them and any other person, resulting in demands or adverse claims being made in connection with or for any asset involved herein or affected hereby, the Escrow Agent shall be entitled, at its discretion, to refuse to comply with any demands or claims on it, so long as such disagreement shall continue, and in so refusing the Escrow Agent may make no delivery or other disposition of any asset involved herein or affected hereby, and in so doing the Escrow Agent shall not be or become liable in any way or to any person or party for its failure or refusal to comply with such conflicting demands or adverse claims, and it shall be entitled to continue so to refrain from acting and so to refuse to act until the right of such person or party shall have finally been adjudicated in a court assuming and having jurisdiction over the assets involved herein or affected hereby, or all differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing signed by all persons and parties interested.

10.9 The parties jointly and severally undertake to indemnify and hold harmless the Escrow Agent for any claims, losses, damages, costs and expenses, including fees, disbursements and out-of-pocket expenses of any agent and legal counsel, related to the execution of this obligations, and to pay the fees, disbursements and out-of-pocket expenses of the Escrow Agent in acting as set out in this Agreement.

10.10 The Escrow Agent may charge such reasonable fees for its services hereunder as may be agreed between the Escrow Agent and the U.S. Company. It is agreed between the Escrow Agent and the U.S. Company that a fee of Cdn.$1,000.00 will be payable to the Escrow Agent upon execution and delivery of this Agreement and delivery of the Escrowed Shares to the Escrow Agent hereunder. It is agreed between the parties hereto that Chelsea shall be responsible for payment of such amount at such time. The U.S. Company shall be responsible for payment of all fees charged by the Escrow Agent in connection with the services provided by the Escrow Agent hereunder after delivery of the Escrowed Shares to the Escrow Agent.

11.            NOTICE

A notice referred to in this Agreement shall be in writing and delivered to the party to which notice is to be given at the address indicated above. The notice shall be deemed to have been received on the date of delivery. Any party may change its address for notice by giving notice to the other parties in accordance with this Section.

12.            FURTHER ASSURANCES

The parties shall execute and deliver any documents and perform any acts necessary to carry out the intent of this Agreement.

13.            TIME

Time is of the essence of this Agreement.

14.            GOVERNING LAWS

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the federal laws of Canada applicable therein.

15.            COUNTERPARTS AND DELIVERY

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement, and may be delivered by telecopier.

16.            LANGUAGE

Wherever a singular expression is used in this Agreement, that expression is deemed to include the plural or the body corporate where required by the context.

17.            ENUREMENT

This Agreement enures to the benefit of and is binding on the parties and their heirs, executors, administrators, successors and permitted assigns.

The parties have executed and delivered this Agreement as of the date of reference of this Agreement.


PACIFIC CORPORATE TRUST COMPANY


-------------------------------------------                 c/s
Authorized Signatory


COOL ENTERTAINMENT, INC.
(a Washington Corporation)


-------------------------------------------                 c\s
Authorized Signatory


CHELSEA PACIFIC FINANCIAL CORP.


-------------------------------------------                 c\s
Authorized Signatory


COOL ENTERTAINMENT, INC.
(a Colorado Corporation)


-------------------------------------------                 c\s
Authorized Signatory


CLEMENT KAR MAN LAU


-------------------------------------------                 (seal)
Authorized Signatory

WILLIAM JAMES HADCOCK


-------------------------------------------                 (seal)
Authorized Signatory


LEONARD WAYNE VOTH


-------------------------------------------                 (seal)
Authorized Signatory


MARC GREGORY BELCOURT


-------------------------------------------                 (seal)
Authorized Signatory

------------------------------------------------------------------------------
Addendum to the Escrow Agreement

-----------------------------------------------------------------------------

THIS AGREEMENT dated for reference 2nd December, 1999, is made

BETWEEN

         PACIFIC CORPORATE TRUST COMPANY, of Suite 830, 625 Howe Street, Vancouver, British Columbia V6C 3B8

                                                          (the "Escrow Agent");

AND

         COOL ENTERTAINMENT, INC., a corporation incorporated according to the laws of the State of Washington, with a registered address at Suite 2400, 1601 Fifth Avenue, Seattle, Washington, 98101-1618

                                                                      ("Cool");

AND

         CHELSEA PACIFIC FINANCIAL CORP., of 1738 - 609
         Granville Street, Vancouver, British Columbia, V7Y 1C5

                                                                    ("Chelsea")

AND

         COOL ENTERTAINMENT, INC., a corporation incorporated according to the laws of the State of Colorado, with a business address at Suite 1738, 609 Granville Street, Vancouver, British Columbia, V7Y 1G5

                                                           (the "U.S. Company")

AND

         CLEMENT KAR MAN LAU, of 5484 Rugby Avenue, Burnaby, British Columbia, V5E 1G5; WILLIAM JAMES HADCOCK, of Suite 1301, 238 Alvin Narod Mews, Vancouver, British Columbia, V6B 5Z3; LEONARD WAYNE VOTH, of 4422 Stone Crescent, West Vancouver, British Columbia, V7W 1B7; and MARC GREGORY BELCOURT, of 9139 Carver Crescent, North Delta, British Columbia, V4C 6N1

                                                  (collectively, "the Vendors")

WHEREAS:

A. The Vendors and Chelsea are party to an agreement regarding the sale of the issued and outstanding shares of Cool dated December 8, 1998, as amended by an agreement dated January 20, 1999 between the Vendors, Chelsea and the U.S. Company and amended and restated by an agreement (the "Purchase Agreement") dated February 25, 1999 between the Vendors, Chelsea, the U.S. Company and Cool;

B. Pursuant to the Purchase Agreement, the Vendors have agreed to sell all of the issued and outstanding shares of Cool (the "Cool Shares") to the U.S. Company, in consideration of the issuance by the U.S. Company to the Vendors of shares in the capital stock of the U.S. Company representing 65% of the issued and outstanding share capital of the U.S. Company, after giving effect to such issuance (the "U.S. Shares");

C. Pursuant to the Purchase Agreement, Cool Management Inc. ("Cool Management") has entered into a management agreement with Cool Entertainment dated effective the date hereof (the "Management Agreement"), and each of the Vendors have entered into employment or consulting agreements with Cool Management (collectively, the "Employment Agreements"), dated effective the date hereof;

D. Pursuant to an agreement between the parties dated for reference March 1 (the "Escrow Agreement) the Vendors have placed 75% of the U.S. Shares (the "Escrowed Shares") in escrow according to the terms of the Escrow Agreement;

E.     The parties wish to amend the Escrow Agreement;

NOW THEREFORE consideration of the covenants contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which is acknowledged), the parties agree as follows:

1.       INTERPRETATION

In this Agreement, capitalized terms not otherwise defined herein have the meanings defined in the Escrow Agreement.

2.       FINANCING OF COOL AND DEVELOPMENT OF COOL'S BUSINESS

2.1 Chelsea shall complete financing milestone #1 (to US $500K.) net to treasury the balance of USD$131,000. Any surplus or deficiency shall be adjusted in milestone #2. Balance remaining to complete milestone #1 is US$23,000.

2.2 Chelsea may take a finder's fee in accordance to the original escrow agreement but must deliver to Cool no less than USD131,000 net to treasury, of which no less than USD$65,500 is deposited net to treasury on signing of this agreement, the remaining amount shall be deposited net to treasury no later than 15th December, 1999.

2.3 Chelsea remains as Cool's Investor Relations partner for 12 months after signing this addendum and all existing terms in the agreement remain in effect during this period. All costs relating to performing this function are paid for out of the finder's fees taken by Chelsea. If they do not meet financing milestone #2, or #3 or #4, Cool reserves the option to seek alternative funding.

2.4 Chelsea has 2 months after signing this agreement addendum to nominate a person to be on the board of directors. The existing board will vote to accept the suggested new director and has the full power to deny any person suggested by Chelsea. There will be no cost to Cool for a new director. Cannot be unreasonably denied or withheld.

2.5 After financial milestone #1 is completed, Cool signs a letter indicating the directors roll out option is now waived, according to the escrow agreement.

2.6 Cool continues work on delivery milestone #1, according to the agreement. Finder's fees may be collected on all future financing arranged by Chelsea.

2.7 When financing milestone #2 is met, Cool then agrees to deliver development milestone #2 according to the agreement.

2.8 Cool directors will continue to promote the company within the limitations set out for corporate directors.

2.9 Both parties agree to allocate stock options at 65% to Cool and 35% to Chelsea or assignee.

2.10 6 months shall be added to the term where the company shall not roll back to the capitalization of the outstanding share structure, unless with the written approval by Chelsea.

3.     AMENDMENT OF AGREEMENT

This Agreement may be amended only by a written agreement among the parties.

4.     GOVERNING LAWS

This Agreement shall be construed in accordance with and governed by the laws of British Columbia and the federal laws of Canada applicable therein.

5.     COUNTERPARTS AND DELIVERY

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which shall constitute one agreement, and may be delivered by telecopier.

6.     ENUREMENT

This Agreement enures to the benefit of and is binding on the parties and their heirs, executors, administrators, successors and permitted assigns.

The parties have executed and delivered this Agreement as of the date of reference of this Agreement.


PACIFIC CORPORATE TRUST COMPANY


---------------------                                c/s
Authorized Signatory

COOL ENTERTAINMENT, INC.
(a Washington Corporation)

/s/ CLEMENT KAR MAN LAU                              c/s
---------------------------
Authorized Signatory

CHELSEA PACIFIC FINANCIAL CORP.

/s/ CAREY WHITEHEAD                                  c/s
----------------------------
Authorized Signatory

COOL ENTERTAINMENT, INC.
(a Colorado Corporation)

/s/ CLEMENT KAR MAN LAU                              c/s
-----------------------
Authorized Signatory

CLEMENT KAR MAN LAU

/s/ CLEMENT KAR MAN LAU                              (seal)
----------------------
Authorized Signatory

WILLIAM JAMES HADCOCK

/s/ WILLIAM JAMES HADCOCK                            (seal)
-------------------------
Authorized Signatory

LEONARD WAYNE VOTH

/s/ LEONARD WAYNE VOTH                               (seal)
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Authorized Signatory

MARC GREGORY BELCOURT

/s/ MARC GREGORY BELCOURT                            (seal)
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Authorized Signatory